POWERING GROWTH DELIVERING VALUE Investor Meetings l January 16-18, 2019 Powering Growth, Delivering Value

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to earnings per share (EPS) refer to amounts attributable to common shareholders. We present “adjusted income taxes" that shows the impact of tax reform. Adjusted income taxes is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation to show the impact of tax reform. We believe the information provided in the reconciliation provides investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis, such as tax reform impacts. 2 Powering Growth, Delivering Value

PINNACLE WEST: We are making clean energy and infrastructure investments to OUR FUTURE support Arizona’s growth Our future includes: • More clean energy • A healthier environment • Palo Verde Generating Station, the largest clean energy producer in the country • Infrastructure to power Arizona’s growth To get there we will: • Continue Arizona’s solar leadership • Invest in battery storage and other clean technologies • Invest in infrastructure to support electric vehicles • Partner with customers to achieve their clean-energy goals We expect 340,000 new customers and a 30% increase in our customer’s energy needs by 2030. 3 Powering Growth, Delivering Value

APS’s vision is to create a SUSTAINABILITY sustainable energy future for Arizona Progress and Achievements Five critical areas of our sustainability efforts  Board of Directors Nuclear and Operating Carbon Management Committee Charter was amended in 2018 • Plan to reduce carbon intensity by 23% over the next 15 years to assign oversight of • MSCI Environmental Sustainability and Governance A rating1 sustainability initiatives Energy Innovation and strategy • More than 1,300 MW of installed solar capacity • Plan to add over 500 MW of energy storage in next 15 years  We continue to be Safety & Security recognized for our sustainability leadership • Yucca Power Plant team achieved 10 years OSHA injury free • Remain top decile for safety performance in U.S. electric utilities industry Water Resources  Obtained a “Leadership” • 16% reduction in groundwater use since 2014 rating from CDP for • 20 billion gallons of water recycled each year to cool Palo Verde climate change and water management — one of People only two U.S. utilities to • Average employee tenure of 13 years due to strong talent strategy earn the highest rating • More than 20% of our employees are veterans in both categories 1 As of November 6, 2018 4 Powering Growth, Delivering Value

Clean energy plays an important CLEAN ENERGY role in meeting Arizona’s energy needs today Looking ahead to Arizona’s growing population and expanding economic activity, APS continues supporting resources and technology to ensure our energy is clean, reliable and affordable for all Arizonans The Palo Verde Generating Station provides more than 70% of Arizona’s carbon-free Today, we serve customers with energy and uses recycled an energy mix that is 50% clean Our 10 grid-scale solar plants wastewater to cool the plant are powered by more than 1 million solar panels We are accomplishing this through innovative customer programs, next-generation energy efficiency programs, energy storage, the APS Solar Partner and APS Solar Communities programs and microgrids 5 Powering Growth, Delivering Value

We have already retired 849 MWs COAL EXIT STRATEGY of coal-fired generation Navajo 315 MW By end of Cholla 2019 387 MW By 2025 Remaining 970 MW By 2038 2018 2019 2025 2038 • Pinnacle West has a long history of transitioning to clean energy resources that reduce carbon emissions. • Since 2005, baseline carbon emissions have been reduced by more than six million tons per year, which represents a 35% reduction. 6 Powering Growth, Delivering Value

CARBON AVOIDANCE APS has reduced carbon dioxide AND EMISSION emissions by 35% since 2005 REDUCTIONS Carbon Avoidance Metric Cumulative Carbon Avoidance • Metric used to measure our overall 15 carbon reduction, not just generation 13.6 but Company wide ) Carbon Avoidance Opportunities 10 • Retiring coal plants 8.5 • Renewable energy generation • Purchase power agreements 5 • Energy efficiency programs for customers CO2 Emissions 3.8 • Energy efficient buildings (MillionTons Metric • Fleet electrification 0 Since 2015 APS has avoided 13.6 million 2014 2015 2016 2017 2018 metric tons of carbon dioxide emissions Emission Reductions that would have been emitted – equivalent 40,000 of removing almost 3 million automobiles from the road 2005 30,000 2017 Clean Energy • Since 2005 we have reduced o CO2 emissions by 35% 20,000 Tons CO2 o SO2 emissions by 78% tons) (‘000 o NOx emissions by 56% • As a result of the recent emission controls 10,000 added to our Four Corners Plant, NOx emission have been reduced by 88% compared to 2005 0 CO2 NOx SO2 7 Powering Growth, Delivering Value

We are leading the solar-plus- battery-storage effort, STORAGE PROJECTS advancing innovation and conducting ground-breaking research 2018 Battery Storage RFP • Up to 106 MW located on APS solar plant sites • Utility owned • Anticipated in-service by June 2020 Punkin Center Battery Storage Project • 2 MW/8 MWH lithium ion battery • Placed in service March 2018 • Deferred the rebuild of around 20 miles of 21 kV distribution line for approximately 5-10 years • Acts as generating capacity to the system • Helps regulate the voltage on the feeder APS, First Solar Battery Storage Project • 50 MW battery energy storage; 65 MW solar • 15-year power purchase agreement • Anticipated in-service 2021 • APS will be able to store power and deliver energy during peak hours (3-8 p.m.) 8 Powering Growth, Delivering Value

RENEWABLE RESOURCES APS Solar Portfolio* APS currently has 1,683 MW of renewable resources: Owned PPA 239 MW 310 MW • Solar* 1,364 MW • Wind 289 MW DG 815 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 25 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3MW * As of 9/30/18 as reported in the Third Quarter 2018 Form 10-Q – with additional 110 MW under development 9 Powering Growth, Delivering Value

Residential DG (MWdc) Annual Additions 150 133 133 RESIDENTIAL PV 74 57 44 51 1 22 APPLICATIONS 10 18 2009 2012 2014 2016 2018 YTD 4,000 3718 3432 3,500 3,000 2464 2,500 2143 2125 1944 2,000 1818 1561 2033 1602 1426 1442 1434 1413 1364 1,500 1267 1291 1283 1342 1245 1189 1153 1001 1195 1349 1077 1168 1,000 903 1157 773 1158 1141 746 919 1011 1002 1023 902 759 865 832 500 680 715 629 614 538 484 321 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 Applications 2016 Applications 2017 Applications 2018 Applications 1 Monthly data equals applications received minus cancelled applications. As of December 31, 2018, approximately 88,800 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 710 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. 10 Powering Growth, Delivering Value

ECONOMIC DEVELOPMENT

Arizona's focus on economic development continues to support growth in the state

Arizona is the 4th fastest-growing state in the U.S. according to new Census data.[1]

2018 – APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 17 new companies to the state, adding an estimated:

- 43 MW
- 3,800 new jobs
- $1.3B in capital investment
- Notable corporations include Anderson Windows, Nikola Motors and Seattle Box Company

Arizona is now ranked No. 1 in construction growth and No. 2 in manufacturing.[2]

[1] "Arizona one of the fastest-growing states, Census says," Phoenix Business Journal, https://www.bizjournals.com/phoenix/news/2018/12/20/arizona-one-of-the-fastest-growing-states-census.html?ana=e_phx_bn_breakingnews&u=pcR1pSxgF6wglCVQko3euQ02582bd6&t=1546012673&j=85664821, by Tim Gallen.
[2] "Arizona economy to shine in 2019," Chamber Business News, http://chamberbusinessnews.com/2018/11/30/arizona-economy-to-shine-in-2019/, by Victoria Harker.

11 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

APPENDIX Powering Growth, Delivering Value

SENIOR MANAGEMENT TEAM

Our management team has more than 100 combined years of creating shareholder value in the energy industry

Don Brandt
Chairman of the Board, President and Chief Executive Officer, Pinnacle West and Chairman and Chief Executive Officer, APS



- Joined Pinnacle West in 2002 from Ameren
- Elected to Pinnacle West Board and named Chairman, CEO in 2009
- Recognized industry leader with 30+ years in the nuclear and energy industries
- Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute

Jim Hatfield
Executive Vice President and Chief Financial Officer, Pinnacle West & APS



- Joined as SVP and CFO in 2008 from OGE Energy Corp.
- Responsible for corporate functions including finance, investor relations, and risk management
- 38+ years of financial experience in the utility and energy business

We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment

Jeff Guldner
President, APS



- Joined APS in 2004 from Snell & Wilmer
- Promoted to President in 2018
- Responsible for all areas of APS excluding nuclear
- Significant experience in public utility and energy law and regulation

Daniel Froetscher
Executive Vice President of Operations, APS



- Joined APS in 1980
- Appointed EVP of Operations, February 2018
- Responsible for overseeing T&D, fossil generation, resource management, sustainability, supply chain, security and customer service
- Significant leadership and industry experience

Bob Bement
Executive Vice President and Chief Nuclear Officer, APS



- Joined APS in 2007 from Arkansas Nuclear One
- Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016
- Responsible for all nuclear-related activities associated with Palo Verde
- Seasoned nuclear industry expert serving on several industry committees

13 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

Pinnacle West’s indicated annual dividend is $2.95 per share; DIVIDEND GROWTH targeting ~6% annual dividend growth Dividend Growth Goal Indicated Annual Dividend Rate at Year-End $2.95 $2.78 $2.62 $2.50 $2.38 $2.27 $2.18 $2.10 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Targeted Future dividends subject to declaration at Board of Directors’ discretion. 14 Powering Growth, Delivering Value

APS CAPITAL Capital expenditures will support our growing customer base and EXPENDITURES utilization of advanced technology ($ Millions) Other $1,341 $99 $1,211 $1,206 $1,153 Distribution $74 $139 $125 $419 Transmission $467 Clean $518 $598 $174 Generation $137 $147 Environmental $151 $193 $201 $167 $80 New Gas $158 $119 $149 Generation $235 $30 $13 $43 $168 $84 $108 $115 Traditional Generation 2017 2018 2019 2020 Projected • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $29 million in 2017 and $10 million in 2018. • 2018 – 2020 as disclosed in the Third Quarter 2018 Form 10-Q. 15 Powering Growth, Delivering Value

DISTRIBUTION GRID INVESTMENTS

Grid Operations and Investment Projected to be $1.6 billion from 2018-2020

Customer Growth
Approximately 51% of distribution capex

Reclosers – Supervisory Controlled Switches, Trip Savers
Average annual spend ~ $13M

- Automated switches controlled from the Distribution Operations Center
- Manage load without sending field personnel to manually operate the switch

Monitors – Transformers, Breakers, Bushings
Average annual spend ~ $0.5M

- New technologies such as APS's Transformer Oil Analysis & Notification system leverage advances in communications and sensing to remotely monitor health of transformers, enabling proactive maintenance actions to prevent critical failures and increase reliability

Grid Modernization
Approximately 9% of distribution capex

Advanced Distribution System Platform
Project in planning phase

- Integrated operational platform
- Increases efficiency and life of distribution system; improves safety and communication; increases ability to manage overall reliability; and enables Distributed Energy Resources

Communications Backhaul
Average annual spend ~ $4M

- Leveraging AMI for distribution automation
- Strategically deploying Fiber for communications backhaul
- Transitioning to Internet Protocol based networks for future growth & scalability

Run and Maintain
Approximately 40% of distribution capex

Cap Bank Controllers, Substation Regulators, Voltage Management Algorithms
Average annual spend ~ $7M

- Controls regulators and capacitor banks to manage power quality such as power factor and voltage

Sensors – Current, Voltage
Average annual spend ~ $2.5M

- Line sensors to measure & identify fault current, fault location and voltage
- Improves outage restoration time and operations efficiency

16 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

OPERATIONS & Goal is to keep O&M per kWh flat, MAINTENANCE adjusted for planned outages ($ Millions) $905 - $925 $858 $865 - $885 $848 75 - 85 50 - 60 72 63 830 - 840 776 795 815 - 825 20161 20171 2018E1 2019E PNW Consolidated ex RES/DSM2 Planned Fleet Outages 1 Reclassified to reflect the adoption of the new accounting requirements for presenting pension and other postretirement non-service costs (“Pension & OPEB Presentation”). Increases in O&M due to the Pension & OPEB Presentation change are approximately $20 million in 2016, $25 million in 2017 and $35 million in 2018, which are offset in pension and other postretirement non-service credits on the income statement. See Notes 5 and 13 in the Third Quarter 2018 Form 10-Q for additional information. 2 Excludes RES/DSM of $83 million in 2016, $91 million in 2017, $105 million in 2018E, and $80 million in 2019E. 17 Powering Growth, Delivering Value

2019 PLANNED OUTAGE Coal, Nuclear and Large Gas and SCHEDULE Oil Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in Days Days in Days Four 4 12 Palo Verde 1 30 Palo Verde 344 Corners Four West 5 12 Cholla* 1 16 462 Corners Phoenix Cholla* 1 30 Redhawk* 2 28 Redhawk* 2 29 *Outage duration spans Q1-Q2. Number of days noted per quarter. 18 Powering Growth, Delivering Value

APS’s revenues come from a RATE BASE regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End ACC FERC Generation & Distribution Transmission Rate Base Guidance: 6-7% Average Annual Growth Rate 17% $1.8 83% $1.5 $1.4 ACC FERC Rate Effective Date 8/19/2017 6/1/2018 $9.1 Test Year Ended 12/31/20151 12/31/20171 $6.8 $7.1 Rate Base $6.8B $1.6B Equity Layer 55.8% 53.4% Allowed ROE 10.0% 10.75% 2016 2017 2018 2019 2020 Projected 1 Adjusted to include post test-year plant in rates Rate base $ in billions, rounded 19 Powering Growth, Delivering Value

Tax Cuts and Jobs Act provides TAX REFORM benefits to both our customers and shareholders • TEAM PHASE I: The ACC approved $119 million annual EPS Impacts rate reduction reflecting the lower federal tax rate. • The impact of the lower federal income tax rate is Effective for the March 2018 billing cycle based on our quarterly pre-tax earnings • TEAM PHASE II: Filed in August 2018, returns an • The reduction to customers’ rates through the TEAM is additional $86.5 million in “excess” deferred taxes based on a per kWh sales credit previously collected to ACC customers. Currently pending subject to ACC approval EPS Variances APS Retail Customer Savings Q1 Q2 Q3 YTD (in millions) Gross Margin ($0.20) ($0.20) ($0.34) ($0.74) (Rate Refunds) $250 Adjusted Income $200 $0.00 $0.30 $0.48 $0.78 Taxes $150 $100 Rate Base Growth • Higher incremental rate base of $110 million in 2018 $50 and $150 million in 2019 $0 2018 2019 Cash Taxes • Minimal cash tax payments in 2018 and 2019 due to TEAM I TEAM II utilization of existing tax credit carryforwards • Cash taxes trend to normalized level in 2020 after tax • FERC FORMULA: In May 2018, APS received approval credit carryforward balance is fully utilized from FERC to provide for a $57 million annual rate reduction, beginning June 1, 2018 through its wholesale transmission rates 20 Powering Growth, Delivering Value

BALANCE SHEET STRENGTH Credit Ratings1 Long-Term Debt Maturity Schedule • APS Senior Unsecured: A- or equivalent ratings ($Millions) or better at S&P, Moody’s and Fitch $700 • PNW Senior Unsecured: BBB+ or equivalent ratings or better at S&P, Moody’s and Fitch $600 2018 Major Financing Activities $500 • $300 million 30-year 4.20% APS senior unsecured $450 notes issued August 2018 $400 • $150 million PNW unsecured term loan due December 2020 $300 $500 2019 Major Financing Activities $200 • Currently expect up to $950 million of term debt issuance at APS $250 $100 $- 2019 2020 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on APS PNW our costs of funds. 21 Powering Growth, Delivering Value

CREDIT RATINGS AND METRICS Pinnacle APS 2015 2016 2017 West Corporate Credit Ratings1 APS Moody’s A2 A3 FFO / Debt 29.7% 26.5% 26.9% S&P A- A- FFO / Interest 5.8x 5.0x 5.2x Debt / Fitch A- A- 45.8% 47.7% 47.3% Capitalization Senior Unsecured1 Pinnacle West Moody’s A2 A3 FFO / Debt 28.9% 25.1% 24.7% S&P A- BBB+ FFO / Interest 5.6x 4.9x 4.8x Debt / Fitch A A- 47.0% 49.0% 50.3% Capitalization Note: Moody’s, Fitch and S&P rate the outlooks for APS and Pinnacle West as Stable. Source: Standard & Poor’s 1We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 22 Powering Growth, Delivering Value

OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Units 6, 7 – Fall 2018 Unit 5 – Late 2017 In-Service Dates Units 3, 4 and 5 – Spring 2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) • Cost deferral from date of commercial • Cost deferral from time of installation operation to the effective date of rates to incorporation of the SCR costs in in next rate case rates using a step increase beginning Accounting Deferral • Includes depreciation, O&M, property in 2019 taxes, and capital carrying charge2 • Includes depreciation, O&M, property taxes, and capital carrying charge2 1 The ACC’s decision is subject to appeals. 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. 23 Powering Growth, Delivering Value

FOUR CORNERS SCR STEP INCREASE

The Administrative Law Judge issued a Recommended Opinion and Order on November 27, 2018[2]

Key Components of APS's Filed Request

Financial	Cost of Capital	Bill Impact
• Consistent with prior disclosed estimates	• 7.85% Return on Rate Base[1] – Weighted Average Cost of Capital (WACC)	• Rate rider applied as a percentage of base rates for all applicable customers
• $390 million direct costs vs. $400 million[1] contemplated in APS's recent rate case	• 5.13% Return on Deferral[1] – Embedded Cost of Debt	• $67.5 million revenue requirement[2]
• $40 million in indirect costs (overhead, AFUDC)	• 5% Depreciation Rate – 20-year useful life (2038-depreciation study)	• ~2% bill impact
	• 5-year Deferral Amortization	

[1] Based on 2017 Rate Review Order
[2] Arizona Corporation Commission Staff recommended a $58.5 million revenue increase and the Administrative Law Judge issued a Recommended Opinion and Order consistent with Commission Staff's requests.

24 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

ARIZONA CORPORATION COMMISSION Terms to January 2023 Terms to January 2021 Sandra Justin Bob Boyd Andy Kennedy (D) Olson (R) Burns (R)* Dunn (R) Tobin (R) Other State Officials ACC Executive Director – Matthew Neubert RUCO Director – David Tenney *Term limited - elected to four-year terms (limited to two consecutive) 25 Powering Growth, Delivering Value

2019 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Power Supply Adjustor (PSA) **E-01345A-16-0036**	Implementation: Feb 1			
Lost Fixed Cost Recovery **E-01345A-16-0036**	To be Filed: Feb 15			
Transmission Cost Adjustor **E-01345A-16-0036**		To be Filed: May 1 Implementation: Jun 1		
2020 DSM/EE Implementation Plan **New Docket to be Assigned**		2020 To be Filed: Jun 1		
2020 RES Implementation Plan **New Docket to be Assigned**			To be Filed: Jul 1	
APS Rate Review/ Four Corners SCR Step Increase **E-01345A-16-0036**	Rate Review Expected to Begin	Rate Review Expected Completion: May		
Resource Planning and Procurement **New Docket to be Assigned**		Preliminary 2020 IRP To be Filed: Apr 1		
Tax Expense Adjustor (TEAM) **E-01345A-18-0003**				
Resource Comparison Proxy (RCP) **New Docket to be Assigned**		Year 3 To be Filed: May 1	Year 3 Implementation Anticipated: Sep 1	
Possible Modification to Commission's Energy Rules **RU-00000A-18-0284**				
Modification to Retail Competition Rules **RE-00000A-18-0405**				
Customer Complaint – Stacey Champion **E-01345A-18-0002**				

26 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

Distributed generation is changing THE “DUCK CURVE” the load shape of the grid Current Spring Day Spring Day 2022 Excess renewables create over-generation … and potentially for nuclear generation in challenges … the future 5,000 5,000 4,500 4,500 4,000 4,000 3,500 3,500 3,000 3,000 2,500 2,500 2,000 2,000 Generation Minimum Output Generation 1,500 Minimum Output 1,500 1,000 1,000 Nuclear Output Nuclear Output 500 Over- 500 Over- Generation Generation - - 1 3 5 7 9 11 13 15 17 19 21 23 1 3 5 7 9 11131517192123 Hour Hour 27 Powering Growth, Delivering Value

APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers


NAVAJO
FOUR CORNERS
Flagstaff
CHOLLA
CORONADO
MORGAN
SUN VALLEY
2018
DELANEY
WEST WING
PINNACLE PEAK
MAZATZAL
2018
LIBERTY
Phoenix
OCOTILLO
2018
RUDD
KYRENE
PALO VERDE-HASSAYAMPA
REDHAWK
JOJOBA
SUNDANCE
TBD
DESERT BASIN
PINAL CENTRAL
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2018 (115 kV and above)
  - 52 miles of new lines
  - 13 bulk transformer additions
- Also includes:
  - Sun Valley-Morgan 500kV (2018)
  - North Gila-Orchard 230kV (2021)
  - Cholla Synchronous Condenser (2019)
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

28 Powering Growth, Delivering Value

PINNACLE WEST
CAPITAL CORPORATION

NON-GAAP MEASURE RECONCILIATION

$ millions pretax, except per share amounts	Three Months Ended September 30,								
	2018[1]	RES/ DSM	Four Corners Deferral[2]	Tax Benefit of Lower Pre-Tax Income	2018 Adjusted	2017[1,3]	RES/ DSM	2017 Adjusted	EPS Impact
Operating revenues	$1,268	$ (27)	$ -	$ -	$ 1,241	$1,183	$ (28)	$ 1,155	
Fuel and purchased power expenses	(390)	-	-	-	(390)	(310)	-	(310)	
Gross margin	**878**	**(27)**	**-**	**-**	**851**	**873**	**(28)**	**845**	**$ 0.04**
Operations and maintenance	**247**	**(26)**	**-**	**-**	**221**	**231**	**(28)**	**203**	**$(0.12)**
Allowance for equity funds used during construction	(12)	-	-	-	(12)	(13)	-	(13)	
Interest charges	62	-	(5)	-	57	56	-	56	
Allowance for borrowed funds used during construction	(6)	-	-	-	(6)	(6)	-	(6)	
Interest expense, net of AFUDC	**44**	**-**	**(5)**	**-**	**39**	**37**	**-**	**37**	**$(0.01)**
Other expenses (operating)	1	-	-	-	1	3	-	3	
Other income	(7)	-	5	-	(2)	(1)	-	(1)	
Other expense	5	-	-	-	5	5	-	5	
Renewable energy and demand side management and similar regulatory programs, net	-	(1)	-	-	(1)	-	-	-	
Other	**(1)**	**(1)**	**5**	**-**	**3**	**7**	**-**	**7**	**$ 0.03**
Income taxes	**84**	**-**	**-**	**6**	**90**	**144**	**-**	**144**	**$ 0.48**

[1] Line items from Consolidated Statements of Income.
[2] See Note 4, Regulatory Matters, in Form 10-Q for the period ended September 30, 2018, for total Four Corners deferral impacts.
[3] No impact to 2017 Consolidated Statements of Income related to Four Corners deferral.

29 Powering Growth, Delivering Value

Numbers may not foot due to rounding.

PINNACLE WEST CAPITAL CORPORATION

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com 30 Powering Growth, Delivering Value